PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2012
Property and Equipment and Related Accumulated Depreciation

Property and equipment and the related accumulated depreciation are summarized as follows:

	As of December 31,
	2011	2012	2012
	RMB	RMB	US$
Office equipment	5,515	7,214	1,158
Leasehold improvement	1,585	1,661	267
Motor vehicles	88	88	14

Property and equipment, cost	7,188	8,963	1,439
Less: Accumulated depreciation	(1,753)	(4,149)	(666)

Property and equipment, net	5,435	4,814	773